MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND
Of Merrill Lynch Multi-State Municipal Series Trust

Supplement dated November 19, 2003 to the
Prospectus dated January 27, 2003


The section in the prospectus captioned "About the Portfolio Manager" appearing on page 9 is amended as follows:

The description of the Fund's portfolio manager is deleted and the following description is inserted below the heading:

Walter O'Connor and Robert D. Sneeden are the Fund's co-portfolio managers and are primarily responsible for the day-to-day management of the Fund's portfolio.

Walter O'Connor has been the Fund's co-portfolio manager since 2003.
Mr. O'Connor has been a Managing Director of Merrill Lynch Investment Managers since 2003, and was a Director thereof from 1997 to 2003. Mr. O'Connor has been a portfolio manager with Merrill Lynch Investment Managers since 1991.

Robert D. Sneeden has been the Fund's co-portfolio manager since 2003.
Mr. Sneeden has been a Vice President of Merrill Lynch Investment Managers since 1998 and was an Assistant Vice President and Portfolio Manager from 1994 to 1998. Mr. Sneeden has been a portfolio manager with Merrill Lynch Investment Managers since 1994.







Code # 10342-0103SUP